SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

AMENDMENT NO. 1 TO FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 1, 2006

AVVAA WORLD HEALTH CARE PRODUCTS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	000-31611	88-395714
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Box 459, 1710 Shuswap Ave

Lumby,BC, Canada V0E 2G0

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(250) 547-2048

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	Previous Independent Auditors:

(i) On May 1, 2006, Manning Elliott LLP (“Manning Elliott”) was dismissed as independent auditor for the Company. On May 1, 2006, the Company engaged Davidson & Company LLP (“Davidson”) as its principal independent accountant. This decision to engage Davidson was ratified by the majority approval of the Board of Directors of the Company.

(ii) Management of the Company has not had any disagreements with Manning Elliott related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the two most recent fiscal years and any subsequent interim period through Manning Elliott’s termination on May 1, 2006, there has been no disagreement between the Company and Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning Elliott would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants. Manning Elliott’s audit report on the financial statements for the period ended May 31, 2005 and 2004 and accumulated from inception to May 31, 2005 were modified for an uncertainty as to the Company’s ability to continue as a going concern. Manning Elliott’s audit report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

(iv) In connection with its review of financial statements through May 1, 2006, there have been no disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Manning Elliott would have caused them to make reference thereto in their report on the financial statements.

(v) During the two most recent audit period and the interim period subsequent to May 1, 2006 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Manning Elliott furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)	New Independent Accountants:

(i) The Company engaged Davidson & Company LLP (“Davidson”), Vancouver, British Columbia, as its new independent auditors as of May 1, 2006 Prior to such date, the Company, did not consult with Davidson regarding (i) the application of accounting principles,(ii) the type of audit opinion that might be rendered Davidson or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

NUMBER	EXHIBIT
16.1	Letter from Manning Elliott LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AVVAA World Health Care Products, Inc.

By: /s/ John Farley
JOHN FARLEY
CEO

Dated: July 18, 2006